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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 1999



                                GERON CORPORATION
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)



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
        0-20859                                           75-2287752
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(Commission File Number)                       (IRS Employer Identification No.)


230 Constitution Drive, Menlo Park, CA                       94025
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(Address of principal executive offices)                   (Zip Code)
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Registrant's telephone number, including area code:      (650) 473-7700
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On May 4, 1999, Geron Corporation, a Delaware corporation ("Geron"), issued a press release announcing that Geron has purchased all of the outstanding shares of Roslin Bio-Med Limited, a company registered in Scotland ("Roslin"), in exchange for 2,100,000 shares of Geron's common stock. Under the terms of the sale and purchase agreement between Geron and the Roslin shareholders, Roslin will become a wholly owned United Kingdom subsidiary of Geron. Geron also announced that, simultaneous with the acquisition, it has formed a research collaboration with the Roslin Institute, one of the shareholders of Roslin (the "Institute"). The research collaboration was formed pursuant to the terms of a research agreement and a license agreement among Geron, Roslin and the Institute. Further details regarding this announcement are contained in Geron's press release dated May 4, 1999, attached as an exhibit hereto and incorporated by reference into this report.

     There are a number of considerations that investors should take into account in evaluating Geron following its acquisition of Roslin's shares and its formation of the research collaboration with the Institute, any of which could have a material adverse effect on Geron's business, including: the difficulty of assimilating Roslin's operations and personnel; the potential disruption of Geron's and Roslin's ongoing business and distraction of management; unanticipated expenses related to technology and research integration; the difficulty of implementing and maintaining uniform standards, controls, procedures and policies; the potential impairment of relationships with employees and collaborators as a result of integration of new management personnel; and the potential unknown liabilities associated with acquired businesses.

     Investors should also consider that, with the acquisition of Roslin and the formation of the research collaboration with the Institute, Geron is now subject to the uncertainty inherent to international operations, including: unexpected changes in regulatory requirements; compliance with international laws; difficulties in staffing and managing international operations including those that arise as a result of distance, language and cultural differences; currency exchange rate fluctuations; political instability; export restrictions; and potentially adverse tax consequences.

     The market price of Geron's common stock may decline as a result of the research collaboration or the acquisition if the research collaboration with the Institute or the integration of Geron and Roslin is unsuccessful, or the combined company does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

     The following is filed as an exhibit to this Current Report on Form 8-K:

     99.1  Press Release dated May 4, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GERON CORPORATION
                                       (Registrant)



Dated: May 4, 1999                     By: /s/ David L. Greenwood
                                          --------------------------------------
                                          David L. Greenwood
                                          Chief Financial Officer, Treasurer and
                                          Secretary (Principal Financial and
                                          Accounting Officer)


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                                INDEX TO EXHIBITS

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Exhibit No.
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
   99.1             Press Release dated May 4, 1999.
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